UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2019

Westamerica Bancorporation

(Exact name of registrant as specified in its charter)

California	001-09383	94-2156203
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1108 Fifth Avenue San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 863-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Dennis R. Hansen, Manager of the Operations & Systems Division, retired effective December 31, 2018. Mr. Hansen joined Westamerica Bancorporation in 1978 and held a variety of positions during his career.

(c) Brian J. Donohoe will assume a majority of Mr. Hansen’s functional responsibilities effective January 2, 2019 as Manager of the Operations & System Division. Mr. Donohoe joined Westamerica Bancorporation in 1999 and has held a variety of positions in the Banking Division and the Operations & Systems Division.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAMERICA BANCORPORATION
(Registrant)

Date: January 3, 2019	By:	/s/ John “Robert” Thorson
John “Robert” Thorson
Senior Vice President and Chief Financial Officer